                                               FMC Corporation
SIGNATURE                                      Quarterly Report
                                               on Form 10-Q for
                                               June 30, 1996

Exhibit 15  Letter re: Unaudited Interim Financial Information
            --------------------------------------------------



FMC Corporation
Chicago, Illinois


Gentlemen:

Re: Registration Statements No. 33-10661 and No. 33-7749 on Form S-8 and Registration Statements No. 33-45648 and No. 33-62415 on Form S-3.

With respect to the subject registration statements, we acknowledge our awareness of the incorporation by reference of our report dated July 17, 1996 related to our review of interim financial information.

Pursuant to Rule 436(c) under the Securities Act of 1933, such report is not considered a part of a registration statement prepared or certified by an accountant or a report prepared or certified by an accountant within the meaning of Sections 7 and 11 of the Act.


Very truly yours,



KPMG Peat Marwick LLP

Chicago, Illinois
August 13, 1996

                                               FMC Corporation
SIGNATURE                                      Quarterly Report
                                               on Form 10-Q for
                                               June 30, 1996


Exhibit 15  Letter re: Unaudited Interim Financial Information
            --------------------------------------------------



July 15, 1996

Securities and Exchange Commission
Washington, D.C.   20549



We are aware of the incorporation by reference in the Registration Statements (Form S-3 No. 33-62415, Form S-3 No. 33-45648, Form S-8 No. 33-10661 and Form
S-8 No. 33-7749) of FMC Corporation for the registration of its common stock of our report dated July 15, 1996 relating to the unaudited interim financial statements of United Defense L.P. which is included in the Form 10-Q of FMC Corporation for the quarter ended June 30, 1996.

Pursuant to Rule 436(c) of the Securities Act of 1933, our report is not a part of the registration statements prepared or certified by accountants within the meaning of Section 7 or 11 of the Securities Act of 1933.

Ernst & Young LLP